UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ANDINA ACQUISITION CORP. III
(Name of Registrant as Specified in its Charter)

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ANDINA ACQUISITION CORP. III
Calle 113 #7-45 Torre B, Oficina 1012
Bogotá, Colombia

To the Shareholders of Andina Acquisition Corp. III:

You are cordially invited to attend the 2020 annual general meeting (the “Annual Meeting”) of Andina Acquisition Corp. III (the “Company”) to be held on January 27, 2021 at 10:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual annual general meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/andinaacquisition/2020 and entering the 12 digit control number included on your proxy card. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may solely be attended virtually online via the Internet and the physical location of the meeting for purposes of the Amended and Restated Memorandum and Articles of Association of the Company is 13621 Deering Bay Drive, Coral Gables, FL 33158.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	An ordinary resolution to appoint three directors to serve as Class A directors on the Company’s Board of Directors (the “Board”) until the 2023 annual general meeting or until his successor is appointed and qualified;

2.	An ordinary resolution to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ended December 31, 2020;

3.	A special resolution to extend the date by which the Company must consummate an initial business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

4.	An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the Annual Meeting.

The Board has fixed the close of business on December 22, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

Julio Torres
Chief Executive Officer

This proxy statement is dated            ,           .
and is being mailed with the form of proxy on or shortly after              .

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the appointment of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

ANDINA ACQUISITION CORP. III
Calle 113 #7-45 Torre B, Oficina 1012
Bogotá, Colombia

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 27, 2021

To the Shareholders of Andina Acquisition Corp. III:

NOTICE IS HEREBY GIVEN that the 2020 annual general meeting (the “Annual Meeting”) of Andina Acquisition Corp. III, a Cayman Islands exempted company (the “Company”), will be held on Tuesday, January 27, 2021 at 10:00 a.m., Eastern Time, as a virtual meeting. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 13621 Deering Bay Drive, Coral Gables, FL 33158. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/andinaacquisition/2020. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.	An ordinary resolution to appoint three directors to serve as Class A directors on the Company’s Board of Directors (the “Board”) until the 2023 annual general meeting or until his successor is appointed and qualified (the “Director Appointment Proposal”);

2.	An ordinary resolution to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ended December 31, 2020 (the “Auditor Ratification Proposal”);

3.	A special resolution to extend the date by which the Company must consummate an initial business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

4.	An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Only shareholders of record of the Company as of the close of business on December 22, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/andinaacquisition/2020.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares (the “Ordinary Shares”) entitled to vote which are present (in person online or by proxy) at the Annual Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. The affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting and which vote on the Adjournment Proposal will be required to approve the appointment of each director nominee pursuant to the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Among other proposals, the Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination. In the event that the Company enters into a definitive agreement for a business combination prior to the Annual Meeting, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed business combination.

If the Extension Amendment Proposal is presented at the Annual Meeting, holders (“public shareholders”) of our ordinary shares (“public shares”) issued in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension is not approved and we do not consummate an initial business combination by January 31, 2021 (or April 30, 2021 if a definitive agreement is executed for our initial business combination), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the trust account.

Our Board has fixed the close of business on December 22, 2020 as the date for determining the Company shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the record date of the Annual Meeting, there were 4,417,396 Ordinary Shares outstanding, including 1,322,396 public shares.

This Proxy Statement contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated                 , is first being mailed to shareholders on or about .

Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

, 2020	By Order of the Board of Directors

Julio Torres
Chief Executive Officer

i

ANDINA ACQUISITION CORP. III
Calle 113 #7-45 Torre B, Oficina 1012
Bogotá, Colombia

PROXY STATEMENT
2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be held on Tuesday, January 27, 2021, at 10:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Andina Acquisition Corp. III (the “Company”), for use at the annual general meeting (the “Annual Meeting”) to be held on January 27, 2021 at 10:00 a.m., local time, as a virtual meeting, or at any adjournments or postponements thereof.

At the annual meeting, you will be asked to vote on the appointment of three Class A directors of the Company until the 2023 annual general meeting or until his successor is appointed and qualified. You will also be asked to vote on ratify the selection by the Company’s audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

In addition to the foregoing matters, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association. We are a blank check company incorporated as a Cayman Islands exempted company on July 29, 2016, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). Pursuant to our Amended & Restated Article and Memorandum of Association, we currently have until January 31, 2021 (or April 30, 2021 if the we have executed a definitive agreement for a business combination by January 31, 2021) to consummate an initial business combination. Our Board believes that the best interests of the shareholders to continue our existence until April 30, 2021 (or July 31, 2021 if the we have executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) in order to allow us more time to complete our initial business combination.

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020.

1

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposals at the Annual Meeting:

1.	An ordinary resolution to appoint three directors to serve as Class A directors on the Board until the 2023 annual general meeting or until his successor is appointed and qualified (the “Director Appointment Proposal”);

2.	An ordinary resolution to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ended December 31, 2020 (the “Auditor Ratification Proposal”);

3.	A special resolution to extend the date by which the Company must consummate an initial business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

4.	An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”; together with the Director Appointment Proposal, the Auditor Ratification Proposal and the Extension Amendment Proposal, the “Proposals”).

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all shareholders vote “FOR” the appointment of each director nominee, “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm, “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

Our Amended and Restated Memorandum and Articles of Association originally provided for the return of our IPO proceeds held in the trust account to the public shareholders if there is no qualifying business combination(s) consummated with 18 months of the closing of the IPO, which date was July 31, 2020. On July 29, 2020, we held a extraordinary general meeting pursuant to which our shareholders approved extending the date by which we had to complete a Business Combination from July 31, 2020 to October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a Business Combination by October 31, 2020). On October 28, 2020, we held a extraordinary general meeting pursuant to which our shareholders approved extending the date by which we had to complete a Business Combination from October 31, 2020 to January 31, 2021 (or April 30, 2021 if we have executed a definitive agreement for a Business Combination by January 31, 2021). As explained below, we will not be able to enter into the definitive agreement for an initial business combination by January 31, 2021 or complete an initial business combination by April 30, 2021 and therefore, we are asking for an extension of this timeframe. Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021).

2

While we are currently in discussions regarding business combination opportunities and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets but do not expect to be able to execute such agreement by January 31, 2021 or, consummate such an initial business combination by April 30, 2020 even if we execute such agreement by January 31, 2021. Because we may not be able to complete an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete an initial business combination.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses ), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 834,481 of our public shares) following the completion of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account following the completion of the Extension and the amount remaining in the trust account may be only a small fraction of the approximately $13.5 million that was in the trust account as of December 22, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Who may vote at the Annual General Meeting?

Holders of the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), as of the close of business on December 22, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 4,417,396 Ordinary Shares issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On December 22, 2020, there were 4,417,396 Ordinary Shares outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding Ordinary Shares entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 2,208,698 Ordinary Shares must be present at the Annual Meeting to constitute a quorum.

3

How many votes do I have?

Each Ordinary Share is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Julio Torres and Mauricio Orellana, our Chief Executive Officer and Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of Mr. Torres and Mr. Orellana to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a shareholder of record, you may vote online before the Annual Meeting, or vote at the Annual Meeting via the webcast.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

4

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The appointment of Class A directors and the Extension Amendment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to appoint directors?

Pursuant to our Amended and Restated Memorandum and Articles of Association, directors are appointed by the affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Marcum as our independent registered public accounting firm?

Pursuant to our Amended and Restated Memorandum and Articles of Association, the approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote the affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required for the Extension Amendment Proposal?

Pursuant to our Amended and Restated Memorandum and Articles of Association, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. Abstentions and broker non-votes will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

What vote is required for the Adjournment Proposal?

Pursuant to our Amended and Restated Memorandum and Articles of Association, approval of the Adjournment Proposal requires the affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

5

How do the Company insiders intend to vote their shares?

All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 70% of our issued and outstanding Ordinary Shares (the “Insider Shares”). Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the appointment of each director pursuant to the Director Appointment Proposal, the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 2,700,000 Insider Shares (the initial 2,875,000 were purchased for $25,000; however, 175,000 Insider Shares were forfeited by our initial shareholders in connection with the partial exercise of the underwriters’ over-allotment option in the IPO) and (ii) 395,000 private units (purchased for approximately $3.95 million), all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal— Interests of our Initial Shareholders, Directors and Officers”.

What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association provides that we will have until January 31, 2021 (or April 30, 2021 if we enter into a definitive agreement for our initial business combination by January 31, 2021) to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the trust account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Election.

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If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $13.5 million that was in the trust account as of December 22, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the “Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares. In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Annual Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Annual Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the appointment of each director nominee pursuant to the Director Appointment Proposal, the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Director Appointment Proposal, the Extension Amendment Proposal and the Adjournment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

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Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Morrow Sodali its customary fee. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

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Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers call (203) 658-9400

Email: ANDA.infor@morrowsodali.com

You may also contact us at:

Andina Acquisition Corp. III

Calle 113 # 7-45 Torre B

Oficina 1012

Bogotá, Colombia

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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THE ANNUAL GENERAL MEETING

We are furnishing this proxy statement to you as a shareholder of Andina Acquisition Corp. III as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, January 27, 2021, or any adjournment or postponement thereof.

All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting, which will be a completely virtual meeting. The Annual Meeting will only be conducted via live webcast. If you were a shareholder as of the close of business on December 22, 2020, you may attend the Annual Meeting. As a registered shareholder, you received a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

Shareholders can pre-register to attend the virtual meeting as early as 10:00 a.m. Eastern time on January 21, 2021. To pre-register, visit https://www.cstproxy.com/andinaacquisition/2020 and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the Annual Meeting.

To attend online and participate in the Annual Meeting, you will need to visit https://www.cstproxy.com/andinaacquisition/2020 and enter the 12 digit control number provided on your proxy card, regardless of whether you pre-registered.

Shareholders will have multiple opportunities to submit questions to Andina for the Annual Meeting. Stockholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Stockholders also may submit questions live during the meeting. Questions pertinent to Annual Meeting matters may be recognized and answered during the Annual Meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for Annual Meeting matters. In addition, we will offer live technical support for all stockholders attending the Annual Meeting.

If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 (877) 770-3647, or 1 (312) 780-0854 outside of the U.S. and Canada, and entering the pin number 89083483 when prompted. You will not be able to vote or submit questions through the listen-only format.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Tuesday, January 27, 2021, at 10:00 a.m., Eastern Time as a virtual meeting. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 13621 Deering Bay Drive, Coral Gables, FL 33158. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/andinaacquisition/2020. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	An ordinary resolution to appoint three directors to serve as Class A directors on the Board until the 2023 annual general meeting or until his successor is appointed and qualified;

●	An ordinary resolution to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the year ended December 31, 2020;

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●	A special resolution to extend the date by which the Company must consummate an initial business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

●	An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Record Date, Voting and Quorum

Our Board fixed the close of business on December 22, 2020, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 4,417,396 Ordinary Shares issued and outstanding and entitled to vote. Each Ordinary Share entitles the holder thereof to one vote.

For each proposal, the holders of 2,208,698 Ordinary Shares entitled to vote, present in person virtually or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting by the shareholders present in person virtually or represented by proxy and entitled to vote in the appointment of directors is required to appoint tthe director nominee.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the shareholders, present virtually or represented by proxy and entitled to vote on this matter at the Annual Meeting.

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting and which vote on the Extension Amendment Proposal.

Voting

You can vote your shares at the Annual Meeting by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer and Chief Financial Officer, each to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

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Alternatively, you can vote your shares online by attending the Annual Meeting in person online. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Torres or Mr. Orellana.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the appointment of all of the director nominees, “FOR” the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Treasurer, Marjorie Hernandez, at (646) 320-9058.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Annual meeting. For example, you may submit an account statement showing that you beneficially owned shares of Andina Acquisition Corp. III as of the record date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Morrow Sodali to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow Sodali at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers call (203) 658-9400

Email: ANDA.infor@morrowsodali.com

The Company has agreed to pay Morrow Sodali its customary fees and expenses, for its services in connection with the Annual Meeting.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia. Our telephone number at such address is (646) 565-3861.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Julio A. Torres	54	Chief Executive Officer and Director
Mauricio Orellana	54	Chief Financial Officer and Director
Marjorie Hernandez	39	Treasurer
B. Luke Weil	40	Executive Chairman
Matthew S. N. Kibble	41	Director
David Schulhof	48	Director
Walter M. Schenker	72	Director
Roman Raju	40	Director

Julio A. Torres has served as our Chief Executive Officer since August 2018 and as a member of our Board of Directors since November 2018. Since 2013, he has been a managing partner at Multiple Equilibria Capital, a financial advisory firm covering Latin and Central America. From October 2015 to March 2018, Mr. Torres served as CEO of Andina Acquisition Corp. II on the deal that resulted in the merger with Lazydays. Between 2012 and 2013, Mr. Torres served as the co-CEO and board member of Andina Acquisition Corp. I. Since the merger with Tecnoglass he has continued as a board member of the merged entity. Prior to that he was managing director of Nexus Capital Partners, a private equity firm focused in the infrastructure sector in the Andean region. From 2006 to 2008, Mr. Torres served with the Colombian Ministry of Finance as director general of public credit and the treasury. He has also worked in other well recognized institutions in the financial sector such as JP Morgan Chase and is currently a board member of several companies in the region including Tuscany Oilfield Holdings, Colombia Telecomunicaciones, and Banco Serfinanza. Mr. Torres graduated from the Universidad de los Andes and received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a master in public administration from the J.F. Kennedy School of Government at Harvard University. We believe Mr. Torres is well-qualified to serve as a member of our Board due to his contacts and prior experience with Andina I and Andina II.

Mauricio Orellana has served as our Chief Financial Officer since September 2016 and a member of our Board of Directors since November 2018. Since 2013, Mr. Orellana has served as a financial consultant to companies in Latin America in the media, infrastructure and services sectors. From August 2015 to March 2018, Mr. Orellana served as Chief Financial Officer and a member of the board of directors of Andina II. From 2005 to 2013, Mr. Orellana was a Managing Director at Stephens Inc., a private investment banking firm. From 2000 to 2005, Mr. Orellana was a Vice President and Managing Director at Cori Capital Partners, L.P., a financial services firm. Prior to this, he served as Investment Officer for Emerging Markets Partnership and Inter-American Investment Corporation, each private investment firms. Mr. Orellana received a degree in electrical engineering from the Universidad Central de Venezuela and an M.B.A. from the Instituto de Education Superior de Administracion. We believe Mr. Orellana is well-qualified to serve as a member of our Board due to his contacts and prior experience with Andina II.

Marjorie Hernandez has served as our Treasurer since September 2016. Ms. Hernandez served as Secretary of Andina II from August 2015 and as Treasurer from October 2015, in each case until March 2018. She was also an initial investor and advisor to Andina I. From 2008 to 2015, Ms. Hernandez served as senior currency strategist for Latin America at HSBC Securities (USA). From 2005 to 2008, she was the lead macro-economic and political analyst for HSBC, covering the Andean region. Previously, she was a public policy associate at the Council of the Americas, a forum dedicated to the contemporary political, social, and economic issues in Latin America. Ms. Hernandez received a B.A. from Columbia University.

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B. Luke Weil has served as a member of our Board of Directors since our inception, as our Chief Executive Officer from inception until August 2018 and as our Executive Chairman since July 2020. In October 2014, he founded the Long Island Marine Purification Initiative, a non-profit foundation established to improve the water quality on Long Island, New York, and has served as its Chairman since such time. In November 2012, he also co-founded Rios Nete, a medical clinic in the upper Amazon region of Peru. Mr. Weil served as Chief Executive Officer of Andina II from its inception in July 2015 until August 2015, served as a member of its Board of Directors from its inception until its business combination with Lazy Days’ R.V. Center, Inc. (including as Non-Executive Chairman of the Board from February 2016 until the business combination) and has served as a director of the newly formed public company, Lazydays Holdings, Inc., since the business combination. From 2008 to 2013, Mr. Weil was Vice President, International Business Development — Latin America for Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From January 2013 until its merger in December 2013, Mr. Weil served as Chief Executive Officer of Andina 1 and previously served as a member of its board from September 2011 until March 2012. From January 2004 to January 2006, Mr. Weil served as an associate of Business Strategies & Insight, a public affairs and business consulting firm. From June 2002 to December 2004, Mr. Weil served as an analyst at Bear Stearns. Mr. Weil received a B.A. from Brown University and an M.B.A. from Columbia Business School. We believe Mr. Weil is well-qualified to serve as a member of our Board due to his contacts and prior experience with Andina I and Andina II.

Matthew S. N. Kibble has served as a member of our Board of Directors since November 2018. In November 2013, Mr. Kibble founded Australy International LLC, a boutique investment bank, and has served as a Partner since. He also is the founder and Managing Partner of Kibble Holdings, a private investment vehicle. Since July 2013, he has also served as Principal and an advisor to Cap-Meridian Ventures, a venture capital firm. From October 2010 to July 2013, Mr. Kibble was the Founder and Chief Operating Officer of Everlight Capital, LLC, a boutique investment bank. From June 2009 to June 2010, Mr. Kibble served as Executive Director of The Westrock Group, Inc., a broker-dealer and asset management firm. From November 2005 to May 2009, Mr. Kibble was with JPMorgan Securities Inc. where he worked in the institutional equities and derivatives section. Prior to this, Mr. Kibble was an analyst at JPMorgan Chase and GMCG, LLC. Mr. Kibble is currently a director of Kibble Pet, Sargon Capital and Selong Selo Developments, all private companies. Mr. Kibble served as a member of the Board of Directors of Andina II from August 2015 until its business combination with Lazy Days’ R.V. Center, Inc. Mr. Kibble received a Bachelor of Science and a Bachelor of Commerce from the University of Queensland in Australia. We believe Mr. Kibble is well-qualified to serve as a member of our Board due to his contacts and prior experience with Andina II.

David Schulhof has served as a member of our Board of Directors since November 2018. Mr. Schulhof has served as President of Music at AGC Studios since January 2018 and is the co-founder and President of IM Global Music which he founded in December 2014. From March 2012 to November 2014, he was a Managing Director at G2 Investment Group, an offshoot of New York private equity firm Guggenheim Partners, focusing on the firm’s media investments. Prior to G2, he was the Co-Founder and Chief Executive Officer of Evergreen Copyrights from January 2005 through December 2010, which pursued a global acquisition strategy. Mr. Schulhof and his partners built Evergreen into one of the leading independent music publishing companies worldwide and in 2010 sold Evergreen to KKR/BMG Rights Management. Before launching Evergreen, from 1997 to 2004, he was Vice President of Motion Picture Music at Miramax and Dimension Films. Prior to joining Miramax, he was a lawyer at the law offices of Pryor Cashman Sherman and Flynn, representing film, music and TV clients. He began his career at Interscope Records. Mr. Schulhof served as Director of MI Acquisitions Inc., a blank check company that successfully completed a business combination with Priority Holdings LLC. Mr. Schulhof received a B.A. from Georgetown University and a J.D. from the NYU School of Law. We believe Mr. Schulhof is well-qualified to serve as a member of our Board due to his prior experience including with MI Acquisitions Inc.

Walter M. Schenker has served as a member of our Board of Directors since April 2019. Mr. Schnenker has been a principal at MAZ Capital Advisors LLC, the general partner of MAZ Partners LP, a hedge fund, since June 2010. From 1999 to 2010, Mr. Schenker was a principal at Titan Capital Management, LLC, a registered investment adviser and hedge fund. Prior to this, he was affiliated with several hedge funds and brokerage firms, including Steinhardt Partners, Bear Stearns, Gabelli & Company, Inc., Lehman Brothers and Drexel Burnham Lambert. Mr. Schenker is currently on the board of directors and a member of the audit committee of TechPrecision Corp., a manufacturer of precision, large-scale fabricated and machined metal components and systems. He previously served on the board of directors and as chairman of the compensation committee and member of the audit committee of Sevcon, Inc., a NASDAQ-listed global supplier of control and power solutions for zero-emission, electric and hybrid vehicles, from 2013 until that company’s acquisition in September 2017. Mr. Schenker holds a B.S. from Cornell University and an M.B.A. in Finance from Columbia University. We believe Mr. Schenker is well-qualified to serve as a member of our Board due to his contacts and prior experience in the financial industry.

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Dr. Roman Raju has served as a member of the Andina Board since July 2020. Dr. Raju is a practicing physician specializing in Neuroradiology. Since July 2018, Dr. Raju has been a partner of Radiology Partners Inc. From 2013 until June 2018, Dr. Raju was a physician practicing with West Houston Radiology Associates, LLP, which was acquired by Radiology Partners in 2018. Dr. Raju completed an Internal Medicine internship at University of Texas at Southwestern, a Diagnostic and Interventional Radiology residency at SUNY Downstate/ Kings County, and a Neuroradiology fellowship at Duke University. Dr. Raju holds a B.S. in Neuroscience from Tulane University, a M.D. from Columbia University College of Physicians and Surgeons, and a M.B.A from Columbia Business School. Dr. Raju is well-qualified to serve as a member of the Andina Board due to his experience in investment.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors is divided into three classes with only one class of directors being appointed in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of David Schulhof and Walter M. Schenker, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Mauricio Orellana and Matthew S. N. Kibble, will expire at the second annual meeting. The term of office of the third class of directors, consisting of B. Luke Weil and Julio Torres, will expire at the third annual meeting.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2019:

●	the Board acted by unanimous written consent in lieu of a meeting three times and had three meetings;

●	Four meetings of the audit committee were held; and

●	No meetings of the compensation committee were held;

Each of our incumbent directors attended or participated in at least 100% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2019.

We encourage all of our directors to attend our annual meetings of shareholders. This Annual Meeting will be the first annual general meeting of the Company.

Audit Committee

Effective January 28, 2019, we established an audit committee of the board of directors, in accordance with Section 3(a)(58)(A) of the Exchange Act, which consists of Messrs. Kibble, Schulhof and Schenker, each of whom is an independent director under Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Weil qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective January 28, 2019, we established a nominating committee of the board of directors, which consists of Messrs. Weil, Kibble and Schulhof, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

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The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Compensation Committee

Effective January 28, 2019, we established a compensation committee of the board of directors, which consists of Messrs. Weil, Kibble and Schulhof, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

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Submitted by:

Audit Committee of the Board of Directors
Matthew S. N. Kibble

David Schulhof

Walter M. Schenker

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended December 31, 2019, all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with.

Code of Ethics

Effective January 28, 2019, we adopted a code of ethics that applies to all of our executive officers, directors, and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. We may pay consulting, finder or success fees to our officers, directors, shareholders or their affiliates for assisting us in consummating our initial business combination. They will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations, as well as traveling to and from the offices, plants, or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

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After our initial business combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Director Independence

Our board has determined that each of Matthew S. N. Kibble, David Schulhof and Walter M. Schenker is an “independent director” under the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of December 22, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

●	each of our executive officers and directors that beneficially owns Ordinary Shares; and

●	all our executive officers and directors as a group.

As of December 22, 2020, there were a total of 4,417,396 Ordinary Shares (including 1,322,396 public shares). Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

		Amount and	Approximate
		Nature of	Percentage of
		Beneficial	Outstanding
Name and Address of Beneficial Owner (1)		Ownership	Ordinary Shares
Julio A. Torres	(2)	179.564	4.06%
Mauricio Orellana	(3)	160,603	3.64%
Marjorie Hernandez	(4)	142,620	3.23%
B. Luke Weil	(5)	1,606,297	36.36%
Matthew S. N. Kibble		5,000	*
David Schulhof		50,249	1.13%
Walter M. Schenker	(6)	34,450	*
Roman Raju		48,577	11.00%
All directors and executive officers as a group (eight individuals)		2,227,360	50.42%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is Calle 113 # 7-45 Torre B, Oficina 1012, Bogotá, Colombia.
(2)	Includes 69,688 insider shares held by Mr. Torres which will vest in Mr. Torres only if he remains affiliated with our company at the time of our initial business combination.
(3)	Includes 62,703 insider shares held by Mr. Orellana which will vest in Mr. Orellana only if he remains affiliated with our company at the time of our initial business combination.
(4)	Includes 55,328 insider shares held by Ms. Hernandez which will vest in Ms. Hernandez only if she remains affiliated with our company at the time of our initial business combination.
(5)	Includes 475,000 shares held by LWEH3 LLC, and 150,000 shares held by Andina Equity LLC, both limited liability companies controlled by Mr. Weil. Does not include the vesting shares referred to in footnotes 2, 3 and 4 above. Mr. Weil may have a right to some or all of such shares if they do not vest in the individuals as indicated therein.
(6)	Includes 34,450 shares held by MAZ Partners L.P., a limited partnership controlled by Mr. Schenker. Mr. Schenker disclaims beneficial ownership of the securities reported hereby except to the extent of his pecuniary interest therein.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July and August 2016, we issued an aggregate of 2,875,000 Ordinary Shares to B. Luke Weil for $25,000 in cash, at a purchase price of approximately $0.009 share. Mr. Weil thereafter subsequently transferred certain insider shares to other initial shareholders, including the underwriters in our initial public offering, at the same price originally paid for such shares. Simultaneously with the initial public offering, the underwriters partially exercised their over-allotment option for 800,000 of the total possible 1,500,000 additional units. Because the underwriters’ exercised the over-allotment option in part, our initial shareholders forfeited an aggregate of 175,000 insider shares.

In January 2019, certain of our initial shareholders, including the underwriters in our initial public offering, purchased an aggregate of 395,000 private units at $10.00 per unit (for a total purchase price of $3,950,000) in a private placement closed simultaneously with the closing of our initial public offering. The private units are identical to the units sold in our initial public offering, except that the warrants underlying the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial shareholders or their permitted transferees. The purchasers of the private units have agreed (A) to vote the Ordinary Shares underlying the private units in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to our amended and restated memorandum and articles of association with respect to our pre-business combination activities prior to the consummation of such a business combination unless we provide public shareholders with the opportunity to convert their public shares in connection with any such vote, (C) not to convert any Ordinary Shares underlying the private units for cash from the trust account in connection with a shareholder vote to approve a proposed initial business combination or a vote to amend the provisions of our amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity, and (D) that the Ordinary Shares underlying the private units shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated. The purchasers of private units have also agreed not to transfer, assign or sell any of the private units or underlying securities (except to certain permitted transferees) until the completion of our initial business combination.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us, subject to his or her fiduciary duties under Cayman Islands law. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Our officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews, on a quarterly basis, all payments that were made to our officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the consummation of our initial public offering, B. Luke Weil, the Chairman of our Board, loaned us an aggregate of $34,259, which were used for a portion of the expenses of our initial public offering. The loans were fully repaid upon the closing of our initial public offering.

In order to meet its working capital needs following the consummation of our initial public offering, our initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company’s initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of the Company’s initial business combination into additional private units at a price of $10.00 per unit. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from the trust account would be used for such repayment.

We entered into a letter agreement with a member of our board of directors that provides for a success fee to be paid to such director upon consummation of a Business Combination with a target business introduced to us by such director in an amount equal to 0.6% of the total consideration paid by us in the transaction, subject to certain minimum and maximum amounts set forth in the agreement.

We have entered into a registration rights agreement with respect to the insider shares, private units and any securities issued upon conversion of working capital loans (if any).

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PROPOSAL ONE — DIRECTOR APPOINTMENT PROPOSAL

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Schulhof, Schenker and Raju are nominated for appointment at this Annual General Meeting, as Class A directors, to hold office until the annual general meeting in 2023, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the appointment of the director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that the nominee will be unavailable or, if appointed, will decline to serve.

Nominee Biography

For a biography of the Class A director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The Director Appointment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Appointment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Director Appointment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that each of Messrs. Schulhof, Schenker and Raju be re-appointed as a director of the Company, each to hold office in accordance with the amended and restated articles of association of the Company.”

Recommendation

Our Board of Directors recommends a vote “FOR” the appointment to the Board of Directors of the abovementioned nominees.

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PROPOSAL TWO — AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify the audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ended December 31, 2020. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ended December 31, 2020, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Marcum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. During the fiscal periods ended December 31, 2019 and 2018, fees for our independent registered public accounting firm were approximately $50,500 and $97,500, respectively, for the services they performed in connection with our initial public offering and the audit of our December 31, 2019 and 2018 financial statements included in this Annual Report on Form 10-K.

Audit-Related Fees. During the fiscal periods ended December 31, 2019 and 2018, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees. During the fiscal periods ended December 31, 2019 and 2018, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees. During the fiscal periods ended December 31, 2019 and 2018, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Because our audit committee was not formed until January 28, 2019, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. However, in accordance with Section 10A(i) of the Exchange Act, before we engage our independent registered public accounting firm to render audit or non-audit services on a going-forward basis, the engagement will be approved by our audit committee.

Required Vote

The Auditor Ratification Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2020 be ratified, approved and confirmed in all respects.”

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum as our independent registered public accounting firm.

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PROPOSAL THREE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 31, 2021 (or April 30, 2021 if we have executed a definitive agreement for a business combination by January 31, 2021), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus and the Amended and Restated Memorandum and Articles of Association originally provided that the Company must consummate an initial business combination within 18 months of the Company’s IPO, which date was July 31, 2020. On July 29, 2020, the Company held a extraordinary general meeting pursuant to which its shareholders approved extending the date by which the Company had to complete a Business Combination from July 31, 2020 to October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a Business Combination by October 31, 2020). On October 28, 2020, the Company held a extraordinary general meeting pursuant to which its shareholders approved extending the date by which the Company had to complete a Business Combination from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a Business Combination by October 31, 2020) to January 31, 2021 (or April 30, 2020 if the Company has executed a definitive agreement for a Business Combination by January 31, 2020). While we are currently in discussions regarding business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with our prospective target but our Board currently believes that there will not be sufficient time before January 31, 2020 to enter into a definitive agreement for an initial business combination or before April 30, 2020 to complete an initial business combination even if the Company has executed a definitive agreement by January 31, 2020. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of at least two-thirds of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Annual Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal of at least two-thirds of the outstanding Ordinary Shares on the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the current deadline to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

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We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated a business combination by January 31, 2021 (or April 30, 2021 if we enter into a definitive agreement for a business combination by January 31, 2021), we will automatically wind up, dissolve and liquidate starting on January 31, 2021 (or April 30, 2021 as applicable).

There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the trust account as a result of its ownership of the Insider Shares or the Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time it has to complete a business combination until the Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Exchange Act and its public units, Ordinary Shares, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $13.5 million that was in the trust account as of December 22, 2020. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 834,481 of our public shares) following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

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You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provide that the Company has until January 31, 2021 (or April 30, 2021 if we have executed a definitive agreement for a business combination by January 31, 2021) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we are currently in discussions regarding business combination opportunities, and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with our prospective target but our Board currently believes that there will not be sufficient time before January 31, 2021 to enter into a definitive agreement for the business combination or before April 30, 2021 to complete a business combination even if the Company has executed a definitive agreement for the business combination by January 31, 2021. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our shareholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2020) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021).

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

●	(i) 2,700,000 Insider Shares (the initial 2,875,000 were purchased for $25,000; however, 175,000 Insider Shares were forfeited by our initial shareholders in connection with the partial exercise of the underwriters’ over-allotment option in the IPO) and (ii) 395,000 private units (purchased for approximately $3.95 million).

●	In order to finance transaction costs in connection with an initial business combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $500,000 of notes may be converted upon consummation of an initial business combination into private units at a price of $10.00 per unit. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.

●	The fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, B. Luke Weil, Executive Chairman of our Board, has agreed to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our IPO not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver agreement; and

●	The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the shareholder meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

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Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the trust account including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Daylight Time on January 25, 2021 (two business days before the Annual Meeting), you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Daylight Time on January 25, 2021 (two business days before the Annual Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Daylight Time on January 25, 2021 (two business days before the Annual Meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholders tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares. Based upon the current amount in the trust account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.24 at the time of the Annual Meeting. The closing price of the Ordinary Shares on December 22, 2020 was $10.24. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public shareholder receiving the same amount of cash for each share as if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Daylight Time on January 25, 2021 (two business days before the Annual Meeting). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the Annual Meeting as described above.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the record date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,095,000 Ordinary Shares, representing approximately 70.1% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the trust account.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of Ordinary Shares present in person online or represented by proxy at the Annual Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for the approval of the Director Appointment Proposal, the Auditor Ratification Proposal or the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a time and place to be confirmed by the chairman of the annual general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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OTHER MATTERS

Submission of Shareholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual general meeting will be held no later than January 27, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2021 Annual General Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia no later than September 29, 2021.

In addition, our Amended and Restated Memorandum and Articles of Association provide notice procedures for shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual general meeting. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about January 27, 2022, notice of a nomination or proposal must be delivered to us no later than October 29, 2021 and no earlier than September 29, 2021. Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Memorandum and Articles of Association. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers call (203) 658-9400

Email: ANDA.infor@morrowsodali.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Andina Acquisition Corp. III

Calle 113 #7-45 Torre B, Oficina 1012

Bogotá, Colombia

(646) 565-3861

If you are a shareholder of the Company and would like to request documents, please do so by January 21, 2021, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANDINA ACQUISITION CORP. III
Calle 113 #7-45 Torre B, Oficina 1012
Bogotá, Colombia

              , 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ANDINA ACQUISITION CORP. III

The undersigned hereby appoints Julio Torres and Mauricio Orellana, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the Ordinary Shares of Andina Acquisition Corp. III (the “Company”) held of record by the undersigned at the close of business on December 22, 2020 at the Annual General Meeting to be held virtually on January 27, 2021, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof  and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE AND FOUR.

(Continued, and to be marked, dated and signed, on the other side)

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ANNEX A

PROPOSED THIRD AMENDMENT

TO THE

MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ANDINA ACQUISITION CORP. III

[            ], 2021

Andina Acquisition Corp. III, a Cayman Island exempted company (the “Company”), DOES HEREBY CERTIFY AS FOLLOWS:

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.5 in its entirety and the insertion of the following language in its place:

“48.5	In the event that:

(a)	the Company does not consummate a Business Combination by April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021), or such later time as the Members of the Company may approve in accordance with the Articles, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and its board of Directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law; and

(b)	any amendment is made to this Article that would affect the substance or timing of the Company’s obligation to redeem 100 per cent of the Public Shares if the Company has not consummated an initial Business Combination by April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021), each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company (net of taxes payable), divided by the number of then issued Public Shares.”

A-1

IN WITNESS WHEREOF, Andina Acquisition Corp. III has caused this Amended and Restated Memorandum and Articles of Association to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

ANDINA ACQUISITION CORP. III

By:
Name:	Julio Torres
Title:	Chief Executive Officer

A-2

ANDINA ACQUISITION CORP. III
This Proxy Statement and the 2019 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/andinaacquisition/2020

ANDINA ACQUISITION CORP. III

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	[ ]

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE, AND FOUR.

1	To elect three Class A Directors to serve on the Company’s Board of Directors until the 2023 annual meeting of shareholders or until their successors are elected and qualified.

[ ] David Schulhof [ ] Walter M. Schenker [ ] Roman Raju

[ ]	FOR all nominees	[ ]	WITHHOLD from all nominees	[ ]	FOR all nominees except*

* Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below. ___________________

2	Ratification of the selection by the audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ended December 31, 2020. [ ] For [ ] Against [ ] Abstain

3

Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) to April 30, 2021 (or July 31, 2021 if the Company has executed a definitive agreement for a business combination by April 30, 2021).

[  ] For [  ] Against [  ] Abstain

4

Adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

[  ] For [  ] Against [  ] Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2021

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.